A&Q Technology Fund LLC

Schedule of Portfolio Investments

(Unaudited)

September 30, 2025

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alta Park Fund Onshore, LP	US/Canada	$9,616,914	$14,260,038	11.29%	7/1/2019	Quarterly	45 days	9/30/2025		$14,260,038

Averill Partners L.P.	US/Canada	7,623,842	11,928,972	9.44	4/1/2021	Quarterly	60 days	9/30/2025	(d)	$2,982,243

Avoro Life Sciences Fund LLC	Global	8,000,000	8,421,800	6.66	12/1/2024	Quarterly	60 days	12/31/2025	(e)	$8,421,800

Cadian Fund, L.P.	US/Canada	9,559,582	10,567,105	8.36	12/1/2022	Quarterly	60 days	9/30/2025	(d)	$2,641,776

G2 Investment Partners QP, L.P.	US/Canada	4,004,637	12,613,466	9.98	5/1/2014	Monthly	60 days	9/30/2025	(f)	$6,306,733

Jericho Capital Partners L.P.	US/Canada	3,279,873	21,942,679	17.37	5/1/2011	Quarterly	60 days	9/30/2025		$21,942,679

PFM Healthcare Fund, L.P.	US/Canada	10,315,859	11,993,724	9.49	9/1/2022	Quarterly	45 days	9/30/2025		$11,993,724

Point72 Turion Onshore, L.P.	US/Canada	11,000,000	13,180,412	10.43	2/1/2025	Quarterly	65 days	3/31/2026	(d),(e)	$3,295,103

Tairen Alpha Fund Ltd	Greater China	4,750,000	4,839,630	3.83	1/1/2025	Quarterly	60 days	12/31/2026	(e)	$4,839,630

Visium Balanced Fund, L.P.	US/Canada	—	—	0.00	1/1/2010	N/A	N/A	N/A	(g)	N/A

Woodline Fund LP	Global	8,443,999	17,356,143	13.74	8/1/2019	Quarterly	60 days	9/30/2025	(d)	$4,339,036

Equity Hedged Subtotal		76,594,706	127,103,969	100.59

Total Investment Funds		$76,594,706	$127,103,969	100.59%

Cash Equivalents	Shares	Cost	Fair Value	% of Members’ Capital
UBS Select Treasury Institutional Fund, 4.01% (h)	80,368	$80,368	$80,368	0.06%

Total Cash Equivalents	80,368	$80,368	$80,368	0.06%

Total Investments and Cash Equivalents		$76,675,074	$127,184,337	100.65%

Other Assets less Liabilities			(824,062)	(0.65)

Net Assets			$126,360,275	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	This holding is under lock-up and is not redeemable without paying a fee.
(f)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(g)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(h)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) LLC. The rate shown is the current yield as of September 30, 2025. The audited financial statements of this entity can be found at www.sec.gov.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Technology Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

September 30, 2025

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $127,103,969. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $127,103,969) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2025, the Investment Funds in the equity hedged strategy had $78,907,528 representing 62% of the value of the investments in this category, subject to an investor level gate and/or lock-ups. Included in this amount is $26,441,842, representing 21% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 2-15 months at September 30, 2025. An Investment Fund representing less than 1% of the value of investments in this category is held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2025.

Please refer to the June 30, 2025 financial statements for full disclosure on the Fund’s portfolio valuation methodology.